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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 8, 2002






                              NUEVO ENERGY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                                   76-0304436
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


1021 MAIN, SUITE 2100, HOUSTON, TEXAS                   77002
(Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (713) 652-0706



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ITEM 7.  EXHIBITS.

(a)   Exhibits

                  99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                  99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



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ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of James L. Payne, our chief executive officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Janet F. Clark, our chief financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report of Form 10-Q for the quarterly period ended September 30, 2002 on November 8, 2002.



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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NUEVO ENERGY COMPANY
                                       (Registrant)

DATE: November 8, 2002                 BY: /s/ James L. Payne
      -----------------                   ------------------------
                                          James L. Payne
                                          Chairman, President and
                                          Chief Executive Officer





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                                  Exhibit Index

         99.1     Certification of Chief Executive Officer pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         99.2     Certification of Chief Financial Officer pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002